American Century Quantitative Equity Funds, Inc. Prospectus Supplement Global Gold Fund
Supplement dated December 11, 2010 ¡ Prospectus dated November 1, 2010

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1992.

Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2010.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1992.  He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor's degree in economics from the University of Illinois. He is a CFA charterholder.

Lynette Pang

Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since 2010. She joined American Century Investments in 1997 as an associate quantitative analyst and became a portfolio manager in 2006.  She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis.  She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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